RELATED PARTY TRANSACTIONS	9 Months Ended
Sep. 30, 2019
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS

Net (expense)/income from related parties:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands of $)	2019	2018	2019	2018
Transactions with Golar and affiliates:
Management and administrative services fees (a)	(2,448)	(1,901)	(7,195)	(5,778)
Ship management fees (b)	(1,115)	(1,300)	(3,345)	(3,900)
Income on deposits paid to Golar (c)	—	295	—	4,779
Distributions with Golar, net (d)	(3,163)	(11,142)	(14,572)	(37,318)

Receivables/(payables) with related parties:

As of September 30, 2019 and December 31, 2018, balances with related parties consisted of the following:

(in thousands of $)	September 30, 2019	December 31, 2018
Balances due from/(to) Golar and affiliates (e)	3,558	(4,091)
Methane Princess lease security deposit movements (f)	2,406	2,854
Total	5,964	(1,237)

(a) Management and administrative services fees- We are party to a management and administrative services agreement with Golar Management Limited (“Golar Management”), a wholly-owned subsidiary of Golar, pursuant to which Golar Management provides to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days’ written notice.

(b) Ship management fees - Golar and certain of its affiliates charged ship management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management. We may terminate these agreements by providing 30 days’ written notice.

(c) Income on deposits paid to Golar - In May 2016, we completed the acquisition from Golar of Tundra Corp. (“Tundra Corp”), the owner of the Golar Tundra (the “Tundra Acquisition”), and paid total cash purchase consideration of $107.2 million. In May 2017, we elected to exercise our right (the “Tundra Put Right”) to require Golar to repurchase Tundra Corp at a price equal to the original purchase price. In connection with the exercise of the Tundra Put Right, we and Golar entered into an agreement pursuant to which we agreed to sell Tundra Corp to Golar on the date of the closing of the sale to Golar of Tundra Corp pursuant to the Tundra Put Option (the “Put Sale Closing Date”) on October 17, 2017 in return for Golar's promise to pay an amount equal to $107.2 million (the “Deferred Purchase Price”) plus an additional amount equal to 5% per annum of the Deferred Purchase Price (the “Additional Amount”). The Deferred Purchase Price and the Additional Amount was applied to the net purchase price of the Hilli Acquisition on July 12, 2018.

On August 15, 2017, Golar Partners Operating LLC, our wholly owned subsidiary, entered into a purchase and sale agreement (the “Hilli Purchase Agreement”) for the Hilli Acquisition from Golar and affiliates of Keppel and B&V of Common Units in Hilli LLC, which indirectly owns the Hilli. The Hilli Common Units we acquired represent the equivalent of 50% of the two liquefaction trains, out of a total of four, that are currently contracted to the Customer under the LTA. Concurrently with the execution of the Hilli Purchase Agreement, we paid a $70 million deposit to Golar, upon which we received interest at a rate of 5% per annum. We applied the deposit and interest accrued to the purchase price on July 12, 2018, upon completion of the Hilli Acquisition.

We recognized $nil for both the three and nine months ended September 30, 2019, and $0.3 million and $4.8 million for the three and nine months ended September 30, 2018, respectively, from the above arrangements as interest income on the Deferred Purchase Price and $70 million deposit.

(d) Distributions with Golar, net - During the three and nine months ended September 30, 2019 and 2018, we paid total distributions to Golar of $9.2 million and $27.5 million, and $13.1 million and $39.3 million, respectively, in respect of the Common Units and General Partner units owned by it.

During the three and nine months ended September 30, 2019 and 2018, Hilli LLC declared quarterly distributions totaling $6.0 million and $12.9 million, and $1.9 million and $1.9 million, respectively, in respect of the Hilli Common Units owned by us. As of September 30, 2019 and December 31, 2018, we have a dividend receivable of $4.0 million and $3.6 million, respectively.

(e) Balances due from/(to) Golar and its affiliates - Receivables and payables with Golar and its affiliates primarily comprise of unpaid fees and expenses for management and administrative services and vessel management services performed by Golar and its affiliates, dividends due in respect of the Hilli Common Units, and other related party arrangements. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances due from Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business.

(f) Methane Princess lease security deposit movements - This represents net advances to Golar since our initial public offering in April 2011, which correspond with the net release of funds from the security deposits held relating to the Methane Princess lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement that we entered into with Golar at the time of our initial public offering. Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess lease.

Other transactions

Agency agreement with PT Pesona Sentra Utama (or PT Pesona) - PT Pesona, an Indonesian company, owns 51% of the issued share capital in our subsidiary, PTGI, the owner and operator of NR Satu, and provides agency and local representation services for us with respect to NR Satu. During the three and nine months ended September 30, 2019 and 2018, PT Pesona received an agency fee of $0.1 million and $0.4 million, and $0.1 million and $0.8 million, respectively.

Hilli guarantees (in connection with the Hilli Acquisition)

(i) Debt

Hilli Corp is a party to a Memorandum of Agreement, dated September 9, 2015, with Fortune Lianjiang Shipping S.A., a subsidiary of China State Shipbuilding Corporation (“Fortune”), pursuant to which Hilli Corp has sold to and leased back from Fortune the Hilli under a 10-year bareboat charter agreement (the “Hilli Facility”). The Hilli Facility provided for post-construction financing for the Hilli in the amount of $960 million. Under the Hilli Facility, Hilli Corp will pay to Fortune forty consecutive equal quarterly repayments of 1.375% of the construction cost, plus interest based on LIBOR plus a margin of 3.95%. In connection with the closing of the Hilli Acquisition, we agreed to provide a several guarantee (the “Partnership Guarantee”) of 50% of the outstanding principal, interest, expenses and other amounts payable by Hilli Corp under the Hilli Facility pursuant to a Deed of Amendment, Restatement and Accession relating to a guarantee between Golar, Fortune and us dated July 12, 2018. We entered into a $480.0 million interest rate swap in relation to our proportionate share of the obligation under the Hilli Facility.

(ii) Letter of credit

On November 28, 2018, we entered into an agreement to guarantee (the “LOC Guarantee”) the letter of credit issued by a financial institution in the event of Hilli Corp’s underperformance or non-performance under the liquefaction tolling agreement for the Hilli. Under the LOC Guarantee, we are severally liable for any outstanding amounts that are payable, based on the percentage ownership that Golar holds in us, multiplied by our percentage ownership in Hilli Common Units.

Pursuant to the Partnership Guarantee and the LOC Guarantee, we are required to comply with the following covenants:

•	free liquid assets of at least $30 million throughout the Hilli facility period;

•	a maximum net debt to EBITDA ratio for the previous 12 months of 6.5:1; and

•	a consolidated tangible net worth of $123.95 million.

As of September 30, 2019, the amount we have guaranteed under the Partnership Guarantee and the LOC Guarantee is $430.5 million, and the fair value of debt guarantee, presented under "Other current liabilities" and "Other non-current liabilities" of our consolidated balance sheet, amounting to $1.8 million and $6.9 million, respectively. We are in compliance with the covenants for both Hilli guarantees.